SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549
                  ________________________________________

                                 FORM 8-K/A

                             AMENDMENT   No. 1

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): February 27, 2007
                                                      -----------------

                     LIBERTY DIVERSIFIED HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Charter)

     Nevada                      000-14047                   04-2392188
----------------------------   -------------         ----------------------
(State or Other Jurisdiction    (Commission         (IRS Employer
 of Incorporation)              File Number)         Identification Number)

      2100 West Orangewood Avenue, Suite 220, Orange, California 92868
     ------------------------------------------------------------------
             (Address of Principal Executive Offices, Zip Code)

     Registrant's telephone number, including area code: (949) 376-4846

                            ___________________
                                   None.
                                  -------
       (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).




                         Forward-Looking Statements

THE STATEMENTS CONTAINED IN THIS CURRENT REPORT THAT ARE NOT HISTORICAL FACTS ARE "FORWARD-LOOKING STATEMENTS" (AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995), THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "BELIEVES, "EXPECTS, "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING PLANNED EFFORTS TO IMPLEMENT THE COMPANY'S BUSINESS PLAN AND ANY OTHER EFFORTS THAT THE COMPANY INTENDS TO TAKE IN AN ATTEMPT TO GROW THE COMPANY ARE NOT HISTORICAL FACTS AND ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR BECAUSE OF THE CONTINUING RISKS FACING THE COMPANY. SUCH RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: THE PROSPECTS AND FINANCIAL CONDITION OF THE COMPANY, OUR ABILITY TO IMPLEMENT OUR PLANNED BUSINESS STRATEGY, THE RISK ASSOCIATED WITH AN EARLY STAGE COMPANY, AND THE UNCERTAINTIES AND RISKS OF A SMALL COMPANY WITH LIMITED MANAGERIAL, FINANCIAL, AND MARKETING RESOURCES. ANY ONE OR MORE OF THESE AND OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS.












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As used herein, the terms, "we," "us," "our," and the "Company" refers to
Liberty Diversified Holdings, Inc., a Nevada corporation and its subsidiaries, unless otherwise stated.

ITEM 4.01  Change in Registrant's Certifying Accountant

(A)   Withdrawal of Chisholm, Bierwolf & Nilson

On February 27, 2007, we received a letter (dated January 29, 2007) from our principal independent accountant, Chisholm, Bierwolf & Nilson that it was withdrawing as our independent accountant after a careful review of their workload and the Company's filing requirements. We subsequently engaged the services of Kabani & Company.

Chisholm, Bierwolf & Nilson has served as our principal independent accountant from the period of August 10, 2001 to January 29, 2007.

The principal independent accountant's report issued by Chisholm, Bierwolf & Nilson for either of the years ended December 31, 2004 and December 31, 2005 did not contain any adverse opinion or disclaimer of opinion and it was not modified as to uncertainty, audit scope, or accounting principles.

We are able to report that during the years ended December 31, 2004 and December 31, 2005 through February 27, 2007 there were no disagreements with Chisholm, Bierwolf & Nilson, our former principal independent accountant, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Chisholm, Bierwolf & Nilson's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on our consolidated financial statements for such periods. We have requested that Chisholm, Bierwolf & Nilson furnish us with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it disagrees with the above statements. A copy of said letter is filed herewith as Exhibit 16.1.

(B)  Engagement of Kabani & Company.

On February 23, 2007, upon authorization and approval of the Company's Board of Directors, the Company engaged the services of Kabani & Company as our independent registered public accounting firm.

No consultations occurred between the Company and Kabani & Company during the years ended December 31, 2004 and December 31, 2005 and through February 27, 2007 regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company's financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(iv) of Regulation S-B.



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                                 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Liberty Diversified Holdings, Inc.




Date: March 9, 2007                By: /s/Dr. Michael Brown
                                   ________________________________________
                                   Dr. Michael Brown, President




Exhibits:

16.1 Letter from Chisholm, Bierwolf & Nilson's to the U.S. Securities and Exchange Commission














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